SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 2008


                         United Financial Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


      Maryland                        000-52947                  74-3242562
-------------------------      ------------------------      ------------------
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


                                  95 Elm Street
                      West Springfield, Massachusetts                  01089
                      -------------------------------                  -----
                      (Address of principal executive office)       (Zip code)

Registrant's telephone number, including area code:  (413) 787-1700
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

____ Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

____ Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4 (c))



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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
            Appointment  of  Certain  Officers;  Compensatory  Arrangements  of
            Certain     Officers.
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     (e) At the annual meeting of stockholders of United Financial Bancorp, Inc.
(the "Company") held on June 10, 2008, the stockholders approved the Company's 2008 Equity Incentive Plan (the "Plan"). As described in the Company's annual meeting proxy statement, the Company's directors, officers and employees (including its principal executive officer, principal financial officer and other "named executive officers") are eligible to be granted awards under the Plan. Although no awards have been granted under the Plan to date, it is anticipated that a significant number of awards under the Plan will be granted to the Company's officers and directors in the quarter ended September 30, 2008.

     A description of the Plan was included in the Company's annual meeting proxy statement, filed with the Securities and Exchange Commission on April 29, 2008 and is incorporated herein by reference. A copy of the Plan was also attached as Appendix A to the Company's proxy statement and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

    (d) Exhibits.

           Exhibit No.          Description
           -----------          -----------

             10.1 United Financial Bancorp, Inc. 2008 Equity Incentive Plan (incorporated by reference to Appendix A of the Company's Definitive Proxy Statement for the Annual Meeting of Stockholders (File No. 000-52947), as filed with the SEC on April 29, 2008).






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  UNITED FINANCIAL BANCORP, INC.


DATE:  June 16, 2008              By: /s/ Richard B. Collins
       -----------------              ----------------------------------------
                                       Richard B. Collins
                                       President and Chief Executive Officer